UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2008

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota

1-9595

41-0907483

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in a Current Report on Form 8-K filed by Best Buy Co., Inc. (“Best Buy” or the “registrant”) on July 3, 2008 (the “Initial Form 8-K”), effective June 28, 2008, Best Buy indirectly acquired 50% of the ordinary shares of Best Buy Europe Distributions Limited, formerly Best Buy International Limited, a company registered in England and Wales (“Best Buy Europe”).  Best Buy Europe holds the net assets of the former distribution (retail) business (“CPW Distribution”) of The Carphone Warehouse Group PLC. Pursuant to Items 9.01(a)(4) and 9.01(b)(2), this Current Report on Form 8-K/A hereby amends Items 9.01(a) and (b) of the Initial Form 8-K and is being filed in order to provide the historical financial statements of CPW Distribution and the related pro forma financial information that were excluded from the Initial Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following annual financial statements are filed as Exhibit 99.1 hereto and incorporated in its entirety herein by reference:

•                  Independent auditors’ report and consolidated financial statements of Best Buy Europe Distributions Limited for the 52 weeks ended March 29, 2008; and

 (b) Pro Forma Financial Information.

The following pro forma information is filed as Exhibit 99.2 hereto and incorporated in its entirety herein by reference:

•                  Unaudited pro forma condensed combined balance sheet at May 31, 2008;

•                  Unaudited pro forma condensed combined statement of earnings for the three months ended May 31, 2008;

•                  Unaudited pro forma condensed combined statement of earnings for the year ended March 1, 2008; and

•                  Notes related to the foregoing.

(d) Exhibits.

The following exhibits are filed, as described below, as exhibits to this report.

Exhibit No.	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP

99.1	Independent auditors’ report and consolidated financial statements of Best Buy Europe Distributions Limited for the 52 weeks ended March 29, 2008

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: September 12, 2008	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting
Officer